UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported):  JULY  8,  2009


                           ORBIT INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)



            DELAWARE                 0-3936           11-1826363
     (State or other jurisdiction  (Commission     (IRS Employer
         of incorporation)          File Number)     Identification No.)

                      80 CABOT COURT
                HAUPPAUGE,  NEW  YORK                    11788
     (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:  631-435-8300


                       NOT APPLICABLE
                       --------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230-425)

[  ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Effective as of July 8, 2009, upon the authorization and approval of its Audit Committee and Board of Directors, Orbit International Corp., a Delaware corporation ("Registrant") dismissed McGladrey & Pullen, LLP ("M&P") as its independent registered public accounting firm.

The reports of M&P on the financial statements of the Registrant as of and for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2008 and 2007, and through July 8, 2009, there were (i) no disagreements with M&P on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&P, would have caused M&P to make reference thereto in its reports on the Company's financial statements for such years; and (ii) no reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided M&P with a copy of the disclosures made above in response to Item 304(a) of Regulation S-K and has requested that M&P furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether or not it agrees with the above statements. The Company has received a letter from M&P addressed to the Securities and Exchange Commission indicating that it agrees with the above statements. A copy of that letter dated as of July 9, 2009, is attached hereto as Exhibit 16.1.

(b) Effective as of July 8, 2009, upon the authorization and approval of its Audit Committee and Board of Directors, the Registrant engaged Amper, Politziner & Mattia ("APM") as its independent registered public accounting firm.

No consultations occurred between the Registrant and APM during the years ended December 31, 2008 and 2007 and through July 8, 2009 regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Registrant's financial statements, or other information provided that was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under
Item 304(a)(1)(iv) or (v), respectively, of Regulation  S-K.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

16.1     Letter  from  McGladrey  &  Pullen,  LLP  to  the  Commission.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     July 13, 2009


                              Orbit International Corp.


                                By:/s/ Dennis Sunshine
                                   -------------------
                                Dennis Sunshine
                                Chief Executive Officer and President